2Q 2009 Earnings Conference Call
July 29, 2009
 Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

SHENTEL

$7.2
$6.7
2Q'08
2Q'09

$8.0
$6.8
2Q'08
2Q'09

2Q ‘09 Highlights
❑ Net Income - 2Q ‘09 net income of
 $6.7 million
❑ Discontinued Operations -
 Converged Services sale in progress
❑ Operating results - Net income from
 continuing operations of $6.8 million
Net Income (in millions)
Net Income from Continuing Operations
(in millions)

SHENTEL

EVDO
Total
364
93
432
278
6/30/2008
6/30/2009

Edinburg
Harrisonburg
North River

2Q ‘09 Highlights
■ Cable Triple Play - Covington, VA
 upgrade of cable plant complete,
 upgrade of significant remaining
 markets in progress, billing systems
 transitioned
■ Investment in wireless for
 sustained growth - 41 additional
 EVDO sites and 13 additional cell sites
■ Acquisition of Rural Access Lines
 - North River Co-op membership
 approved sale of approximately
 1,000 rural access lines for $600k,
 upgrading to DSL for $1.0 m
Number of Cell Sites

Adele Skolits
CFO and VP of Finance

$0.31
$0.29
2Q '08
2Q '09

$0.34
$0.29
2Q'08
2Q'09

EPS
Earnings Per Share
Earnings per Share from Continuing
Operations
- Quarter over Quarter
■ EPS - EPS of $.29 for 2Q ’09
■ Delivering value for
 Shareholders - EPS from
 continuing operations $.29 in 2Q
 ‘09

SHENTEL

| Segment | Quarter Ended June 30, 2008 | Quarter Ended June 30, 2009 | Change |
|---|---|---|---|
| Wireless | $11.3 | $11.2 | $ (0.1) |
| Wireline | 3.5 | 2.8 | (0.7) |
| Cable TV | (0.2) | (1.4) | (1.2) |
| Other | (1.0) | (1.0) | 0.0 |
| Total Operating Income | $ 13.6 | $ 11.6 | $ (2.0) |

Segment Results - Operating Income
Wireless
 ■ Average customers up 9% and Gross billings up 14%
 ■ Operating costs associated with PCS network upgrades of $.5 million
 ■ Non-recurring income - 2Q ‘08 included receipt of $1.1 in USF funds from Sprint for prior periods
Wireline
 ■ Increased network and depreciation associated with network enhancements of $.5 million
Cable
 ■ The acquired cable operations will continue to impact earnings; it added $1.1 million to the net operating loss in 2Q ’09

SHENTEL

| | Quarter Ended | | |
| --- | --- | --- | --- |
| | June 30, 2008 | June 30, 2009 | Change |
| Operating Income | $13.6 | $11.6 | (2.0) |
| Depreciation and Amortization | 6.4 | 8.1 | 1.7 |
| **OIBDA** | **$20.0** | **$19.7** | **($0.3)** |
| Receipt of USF Funds From Sprint related to prior periods | (1.0) | 0.0 | 1.0 |
| Normalized OIBDA | **$19.0** | **$19.7** | **$0.7** |
| **Normalized OIBDA Margin** | **52%** | **49%** | |

Profitability
OIBDA for the Quarter Ended ($ millions)
Maintaining profitability while investing in growth

SHENTEL

| | 2Q '08 | 2Q '09 | Change |
|---|---|---|---|
| Net Cash from Operations | $ 12.2 | $ 23.4 | $ 11.2 |
| Capital Expenditures | (11.0) | (16.4) | (5.4) |
| Borrowings | 0.0 | 0.0 | 0.0 |
| Debt Repayments | (1.1) | (12.1) | (11.0) |
| Other | (0.1) | (0.3) | (0.2) |
| Net Decrease in Cash | $ - | $ (5.4) | $ (5.4) |

Cash Flows
Cash Flows ($ millions)
■ Strong operating cash flow -
 92% growth in cash generated by
 operations
■ Capex Well Supported-
 Increased capital expenditures
 supported more than adequately by
 operating cash flow and debt
 facility
■ Future Cash Flows - New debt
 facility has equal amortization over
 six years beginning in 2010, when
 CAPEX spending is expected to
 drop
■ Positioned to deliver for
 shareholders - Ability to be
 opportunistic or return value to
 shareholders

Earle MacKenzie
EVP and COO

187.3
200.4
211.5
216.1
12/31/2007
6/30/2008
12/31/2008
6/30/2009

Key Operational Results - PCS
Retail Subscribers (000s)

16,587
16,327
2Q '08
2Q '09

6,292
3,013
2Q '08
2Q '09

Key Operational Results - PCS
Gross Additions
Net Additions
■ Modest decrease in churn
 from 2.15% in Q1 ‘09 to
 2.07% in Q2 ‘09, but an
 increase from 1.74% in
 Q2 ‘08
■ Lower bad debt in Q2 ‘09
 compared to Q2 ’08 (from
 $1.8m to $1.6m)

Voice
Data
Total
$55.10
$55.84
$13.52
$18.35
$41.58
$37.49
2Q '08
2Q '09

Key Operational Results - PCS
Gross Billed Revenue per User - Data &
Voice 1
■ Gross Billed revenue per
 subscriber continues to
 grow - Data revenues
 growth continues
1 - Before Service credits, bad debt, Sprint Nextel fees. See reconciliation of Non-GAAP financial measures on slide 23.
Prior to January 1, 2009 and consistent with Sprint’s methodology, 30% of service plans which included voice and data revenue were allocated to data ARPU. Subsequently, Sprint specifically identified in its affiliate reporting the amount related to data and voice revenues.

SHENTEL

Total Up 10%
$4.6
$1.8
$3.7
$22.5
Net Up 14%
$5.3
$1.6
$3.3
$25.7
2Q '08
2Q '09
Management & Service Fees
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues ($ millions)
$32.6
$35.9

PCS Customers Top Picks Q2 2009
■ Top Service Plans - 48% of
 Gross Adds
 ▶ Everything Messaging
 Family 1500
 ▶ Everything Data Family
 1500
 ▶ Simply Everything
■ Top Devices - Shentel
 Controlled Channels
 ▶ LG Rumor 15%
 ▶ Samsung Rant 10%
 ▶ Mobile Data Cards 9%
 ▶ Samsung HighNote 9%
 ▶ LG Lotus 8%
■ 62% of Equipment Sales -
 Shentel Controlled Channels

24.5
24.3
24.2
24.0
12/31/2007
6/30/2008
12/31/2008
6/30/2009

7.6
8.1
6.3
9.0
5.2
10.0
4.4
10.5
12/31/2007
6/30/2008
12/31/2008
6/30/2009
Dial-Up
DSL

Key Operational Results - Telco
■ Modest access line
 loss
■ 43% data penetration
■ 2009 & 2010 Capex
 to increase
 broadband speeds to
 10Mbps
Access lines (000s)
Internet Customers (000s)
1 DSL only available within LEC area
2 Dial-up offered inside and outside the LEC area

Total
Acquired
Shen. Co.
25.4
25.2
8.3
8.3
12/31/2007
6/30/2008
12/31/2008
6/30/2009

Key Operational Results - Cable
■ Integrating acquisition of
 17,000 new customers
■ Converting acquired systems
 to our billing platform
■ Upgrade underway to enable
 us to offer triple play to 85%
 of acquired homes passed by
 year end 2009
■ Re-launch of the first acquired
 market in late Q2
Number of Customers (000’s)

SHENTEL

Wireless
Wireline
Cable
65.5
0.5
20.0
45.1
30.0
7.5
6.5
16.0
64.6
19.3
17.5
27.8
2008 Actual
2009 YTD
2009 Estimated

Investing in the Future
■ Expanding wireless coverage
 & capacity with 21 new cell
 sites and data with 67 EVDO
 sites
■ Increasing broadband speeds
 to 10 MB in LEC area
■ Increased miles and capacity
 of fiber
■ Upgrade of cable systems to 2
 -way to provide triple play of
 services
Capex Spending

Q&A

Appendix

SHENTEL

*Dollars in thousands (except subscribers and revenue per subscriber)*

| Gross billed revenue | 2Q '08 | 2Q '09 |
| --- | --- | --- |
| Wireless segment total operating revenues | $27,341 | $29,060 |
| Equipment revenue | (1,511) | (1,169) |
| Other revenue | (3,320) | (2,190) |
| Wireless service revenue | 22,510 | 25,701 |
| Service credits | 3,683 | 3,310 |
| Write-offs | 1,751 | 1,564 |
| Management fee | 2,203 | 2,529 |
| Service fee | 2,423 | 2,782 |
| Gross billed revenue | 32,570 | 35,886 |
| Average subscribers | 197,055 | 214,208 |
| Billed revenue per subscriber | $55.10 | $55.84 |

Non-GAAP Financial Measure - Billed Revenue per Subscriber